Exhibit 99.2

Plug Power Inc. Announces Pricing of Offering of $100 Million of Convertible Senior Notes

LATHAM, N.Y. — March 23, 2018 — Plug Power Inc. (“Plug Power”) (NASDAQ: PLUG) today announced the pricing of $100 million aggregate principal amount of Convertible Senior Notes due 2023 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  Plug Power also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $15 million aggregate principal amount of the notes. The sale of the notes to the initial purchasers is expected to settle on March 27, 2018, subject to customary closing conditions, and is expected to result in approximately $96.3 million in net proceeds to Plug Power after deducting the initial purchasers’ discount and estimated offering expenses payable by Plug Power (assuming no exercise of the initial purchasers’ option to purchase additional notes).

The notes will be senior, unsecured obligations of Plug Power. The notes will bear interest at a rate of 5.50% per year. Interest will be payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2018. The notes will mature on March 15, 2023, unless earlier repurchased, redeemed or converted. Plug Power may not redeem the notes prior to March 20, 2021; on or after March 20, 2021, Plug Power may redeem the notes only upon the occurrence of certain events and during certain periods.  Holders of the notes will have the right to require Plug Power to repurchase all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture governing the notes) at a purchase price of 100% of their principal amount plus any accrued and unpaid interest to, but excluding, the relevant fundamental change repurchase date.

The notes will be convertible at an initial conversion rate of 436.3002 shares of Plug Power’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $2.29 per share, which represents a conversion premium of approximately 20% to the last reported sale price of $1.91 per share of Plug Power’s common stock on The NASDAQ Capital Market on March 22, 2018).

Prior to the close of business on the business day immediately preceding September 15, 2022, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after September 15, 2022 until the close of business on the second scheduled trading day immediately preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of Plug Power’s common stock, or a combination thereof, at Plug Power’s election.

In connection with the pricing of the notes, Plug Power entered into capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates (the “option counterparties”).  The capped call transactions are expected generally to reduce or offset the potential dilution to Plug Power’s common stock upon any conversion of notes and/or offset any cash payments Plug Power is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap based on the cap price.  The cap price of the capped call transactions will initially be $3.82 per share, which represents a premium of 100% over the last reported sale price of Plug Power’s common stock of $1.91 per share on March 22, 2018, and is subject to certain adjustments under the terms of the capped call transactions.  If the initial purchasers of the notes exercise their option to purchase additional notes, Plug Power expects to enter into additional capped call transactions with the option counterparties.

Plug Power expects that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates will purchase shares of Plug Power’s common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes.  This activity could increase (or reduce the size of any decrease in) the market price of Plug Power’s common stock or the notes at that time.  In addition, Plug Power expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or by purchasing or selling shares of the common stock or other securities of Plug Power in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes).  This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect the ability of holders of notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares of common stock and value of the consideration that holders of notes will receive upon conversion of the notes.

In connection with the pricing of the notes, Plug Power entered into prepaid forward stock purchase transactions (the “prepaid forwards”) with one or more of the initial purchasers or their respective affiliates (the “forward counterparties”), pursuant to which Plug Power will purchase approximately $27.5 million worth of its common stock (based on the closing sale price on the pricing date), for settlement on the date that is the maturity date of the notes, subject to any early settlement, in whole or in part, of each prepaid forward.

Plug Power expects that, in connection with establishing their initial hedges of the prepaid forwards, the forward counterparties or their respective affiliates will enter into one or more derivative transactions with respect to Plug Power’s common stock with purchasers of the notes concurrently with or after the pricing of the notes.  The prepaid forwards are intended to allow investors to establish short positions that generally correspond to (but may be greater than) commercially reasonable initial hedges of their investment in the notes.  In the event of such greater initial hedges, investors may offset such greater portion by purchasing the common stock on the day of pricing of the notes.  Facilitating investors’ hedge positions by entering into the prepaid forwards, particularly if investors purchase the common stock on the pricing date, could increase (or reduce the size of any decrease in) the market price of the common stock and effectively raise the conversion price of the notes.  In addition, Plug Power expects that the forward counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding one or more derivative transactions with respect to the common stock and/or purchasing or selling the common stock or other securities of Plug Power in secondary market transactions at any time following the pricing of the notes and prior to the maturity of the notes.  These activities could also cause or avoid an increase or a decrease in the market price of the common stock or the notes.

Plug Power expects to use the net proceeds of the offering of the notes to pay the cost of the capped call transactions and the aggregate prepayment of the prepaid forwards described above and to use the remainder of the net proceeds from the offering of notes for general corporate purposes, which may include working capital, capital expenditures, potential acquisitions and strategic transactions.

The notes were only offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of Plug Power’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed terms of the notes, the size of the offering, including the option to purchase additional notes to the initial purchasers, the extent, and potential effects, of the capped call transactions and the prepaid forwards, the potential dilution to Plug Power’s common stock, the conversion price for the notes and the expected use of the proceeds from the sale of the notes, and other statements contained in this press release that are not historical facts. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Plug Power’s control. Plug Power’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Plug Power’s filings and reports with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as other filings and reports that may be filed by Plug Power from time to time with the SEC. Plug Power anticipates that subsequent events and developments will cause its views to change. Plug Power undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Plug Power’s views as of any date subsequent to the date of this press release.